UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2008

MERCARI COMMUNICATIONS GROUP, LTD. (Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2525 East Cedar Avenue, Denver Colorado	80209
(Address of principal executive offices)	(Zip Code)

(303) 623-0203 (Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03      Material Modification to Rights of Security Holders

     Special Meeting of Shareholders.  At a Special Meeting of the Shareholders of Mercari Communications, Ltd. (the “Registrant”) held May 29, 2008, the shareholders of Registrant approved the following proposals:

  A proposal to adopt a 1 for 3.5 share reverse stock split of outstanding shares of Registrant’s common stock; and

  A proposal to amend the Articles of Incorporation of the Registrant.

     Each matter was approved by a vote of 4,970.251 shares in favor and no shares voting against. Before the reverse stock split there were 5,562,897 shares of common stock issued and outstanding.

     Reverse Share Split.  The reverse share split approved at the Special Meeting includes the following terms:

  For each 3.5 shares of common stock owned prior to the reverse stock split a holder shall own one share after the Effective Date of the reverse stock split; provided that

  All holders of record who would otherwise own fewer than 100 shares after the Effective Date of the reverse stock split will automatically be rounded up to 100 shares; and further provided that

  All fractional shares will be rounded up to the nearest whole share, unless the holder will hold 100 shares as a result of the rounding described in the preceding clause.

The reverse stock split became effective June 2, 2008. In connection with the reverse stock split, the two shareholders holding the largest number of outstanding shares together surrendered a number of shares of common stock for cancellation equal to the total number of shares issued in connection with the rounding up of fractional and other interests as described above. Following the Effective Date of the reverse stock split, there are issued and outstanding 1,589,399 shares of common stock of the Registrant.

     The CUSIP number for common stock of the Registrant following the reverse stock split is 587572-40-5.

     The trading symbol for the common stock of the Registrant following the Effective Date of the reverse stock split is MCAR on the OTC-BB.

5.03      Amendments to Articles of Incorporation or Bylaws.

     At the Special Meeting of the Shareholders held May 29, 2008, shareholders approved amendments to the Articles of Incorporation of the Registrant described in Registrant’s Information Statement dated May 6, 2008. The Articles of Amendment to the Articles of Incorporation became effective on May 30, 2008. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

          On June 3, 2008, the Board of Directors of Registrant amended Registrant's Bylaws to amend and restate Sections 11 and 13 in order to implement the amendments made to the Articles of Incorporation. A copy of the Bylaws as amended through June 3, 2008, is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
	Exhibit Number	Description
	3.1	Articles of Amendment to the Articles of Incorporation.
	3.2	Bylaws as amended through June 3, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCARI COMMUNICATIONS
GROUP, LTD.

By: /s/ L Michael Underwood
             L. Michael Underwood, President

Date: June 3, 2008